UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 29, 2004

                            BEACON POWER CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

                 001-16171                     04-3372365
            ----------------------- -------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                 234 Ballardvale Street
               Wilmington, Massachusetts               01887
        ---------------------------------------       --------
        (Address of principal executive offices)     (Zip Code)


                                 (978) 694-9121
               --------------------------------------------------
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Beacon Power Corporation ("the Registrant") filed a Current Report on Form 8-K (the "Original Filing") with the Securities and Exchange Commission on August 30, 2004 to report the decision of the Registrant's independent registered public accounting firm Deloitte & Touche LLP ("Deloitte"), not to stand for re-election. This amendment to the Original Filing is being filed to clarify that Deloitte determined to resign, rather than to not stand for re-election and to revise the end date of the subsequent interim period required by Item 304(a)(1)(iv) of Regulation S-K from June 30, 2004 in the Original Filing to August 27, 2004, the date of Deloitte's resignation. This amendment also includes information required by section 4.01(b) regarding the appointment of the Registrant's new independent registered public accounting firm.


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Public Accountant

(a)  Previous independent accountants

     (i) Effective August 27, 2004, Registrant's independent registered public accounting firm, Deloitte, resigned as the independent registered public accounting firm for the Registrant. Deloitte performed the review and audit of the Registrant's books and accounts for the fiscal years ending December 31, 2003 and 2002 and has performed interim quarterly reviews through the quarter ended June 30, 2004. The resignation was the decision of Deloitte.

     (ii) Deloitte's report for 2002 and 2003 contained an unqualified opinion regarding the fair presentation of the Registrant's financial statements, but Deloitte's 2003 audit report contained an explanatory paragraph expressing doubt about the Registrant's ability to continue as a going concern.

     (iii)There have been no disagreements during the past two fiscal years and the subsequent interim periods ending June 30, 2004 and through August 27, 2004 between Deloitte and management of the Registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused it to make reference thereto in its reports on the financial statements for such years.

     (iv) During the two most recent fiscal years and through August 27, 2004, there have been no reportable events (as defined by Regulation S-K
          Item 304(a)(1)(v)).

     (v) The Registrant has provided Deloitte with a copy of the foregoing disclosure and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. A copy of the letter from Deloitte dated August 30, 2004 is filed as Exhibit
          16.1 to this Form 8-K.

(b)  New independent accountants

     (i) On October 29, 2004, the audit committee of the board of directors of the Registrant approved the Registrant's engagement of Miller Wachman LLP ("Miller Wachman") as the Registrant's new independent auditors to provide financial audit services. Miller Wachman has not audited the Registrant's financial statements in the two most recent fiscal years or any interim period. Prior to engaging Miller Wachman to audit its financial statements, the Registrant did not consult with Miller Wachman regarding any accounting, auditing or financial reporting matters, including, but not limited to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

     (ii) The Registrant requested Miller Wachman to review this amendment to the Original Filing and provided Miller Wachman with the opportunity to furnish the Registrant with a letter addressed to the SEC containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made by the Registrant in this amendment to the Original Filing. Miller Wachman has advised the Registrant that it has reviewed this amendment to the Original Filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304 of Regulation S-K.

Section 9. - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits


     16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated October 20, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BEACON POWER CORPORATION



Date: October 29, 2004                      /s/James M. Spiezio
                                            --------------------------
                                            Name: James M. Spiezio
                                            Title: Vice President of Finance,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------
16.1 Letter from Deloitte & Touche, LLP to the Securities and Exchange Commission dated October 20, 2004